Filed pursuant to Rule 497(a)

File No. 333-187447

Rule 482ad

Hercules Technology Growth Capital, Inc. Prices Public Offering of Common Stock

Palo Alto, Calif., March 24, 2015 – Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”) announced that it has priced its public offering of 6,600,000 shares of its common stock at a public offering price of $13.64 per share for total gross proceeds of approximately $90.0 million. Hercules has also granted the underwriters an option to purchase up to 990,000 additional shares of common stock. The offering is subject to customary closing conditions and is expected to close on March 27, 2015. Wells Fargo Securities, Raymond James and Keefe, Bruyette & Woods, a Stifel company, are acting as joint book-running managers in this offering.

Hercules expects to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

The securities described above are being offered by Hercules pursuant to an effective shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on June 6, 2014. The offering may be made only by means of a prospectus supplement and the accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, 375 Park Avenue, 4th Floor, New York, NY 10152, Attn: Equity Syndicate Department, by calling (800) 326-5897 or by e-mailing a request to cmclientsupport@wellsfargo.com; Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716, by calling (800) 248-8863; or Keefe, Bruyette & Woods, a Stifel Company, Attn: Equity Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019, by calling (800) 966-1559.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of Hercules before investing. The prospectus supplement and the accompanying prospectus, which have been filed with the SEC, contain this and other information about Hercules and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.:

Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy & renewable technology, at all stages of development. Since inception (December 2003), Hercules has committed more than $4.9 billion to over 310 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.”

In addition, Hercules has three outstanding bond issuances of 7.00% Notes due April 2019, 7.00% Notes due September 2019, and 6.25% Notes due July 2024, which trade on the NYSE under the symbols “HTGZ,” “HTGY,” and “HTGX,” respectively

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market turbulence, and other factors we identify from time to time in our filings with the Securities and Exchange

Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Technology Growth Capital, Inc.

650-289-3060 HT-HN

mhara@htgc.com